UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2005

Radiant Logistics, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50283	04-3625550
(Commission File Number)	(IRS Employer Identification Number)

1604 Locust Street, 3rd floor, Philadelphia, PA 19103
(Address of Principal Executive Offices)

(215) 545-2863
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b)
□ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement

On December 21, 2005, Radiant logistics, Inc. (the “Company”) issued an aggregate of 10,008,034 shares of its common stock (the “Shares”) at a purchase price of $.44 per share for gross cash consideration of $4,403,534.42. The Shares were issued to a limited number of accredited investors pursuant to the Company’s Confidential Private Placement Memorandum dated November 1, 2005, and associated subscription agreements (collectively, the “Offering Documents”).

The following is a brief description of the material terms and conditions of the Offering Documents. This summary is not complete, and is qualified in its entirety by reference to the full text of the Form of Offering Documents which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Offering Documents

The Offering Documents contain representations and warranties and post-closing covenants customary for transactions of this type. They also obligate the Company to:

●
Use the net proceeds from the issuance and sale of the Shares to fund the cash portion of the purchase price of the Company’s first acquisition (the “Initial Acquisition”) and associated transaction costs and expenses. The balance if, any, may be used for working capital and other general corporate purposes.

●
Retain the net proceeds of the Offering in a segregated account which will not be used by the Company until the closing of the Initial Acquisition. Once the Company completes the Initial Acquisition, all of the net proceeds will be released to the Company to finance the Initial Acquisition and for working capital and other general corporate purposes. If the Company does not complete the initial acquisition within twelve months after completion of the Offering, it will offer to repurchase all Shares sold in the Offering at the offering price of $.44 per share, less prorated offering expenses, plus interest, if any, earned while such funds are held in a segregated account.

●
Subject to the “Registration Rights Provisions” within the Offering Documents, include the Shares in a registration statement the Company has agreed to file with the Securities and Exchange Commission within 90 days after completion of the Initial Acquisition. If for any reason the Company does not timely file the registration statement, it will issue, pro rata, an additional 1% of the Shares sold in the Offering to the investors for no additional cost. Additionally, for each 30 day period thereafter that the Company is delayed from filing the required registration statement, the Company will issue, pro rata, an additional 1% of the Shares sold in the Offering to the investors for no additional cost.

Each of the Company’s officers and directors have entered into a Lock-Up Agreement agreeing not to sell shares of the Company’s common stock for a period of one year from the closing of the Offering.

Item 3.02  Unregistered Sales of Equity Securities.

On December 21, 2005, the Company issued 10,008,034 Shares to a limited number of accredited investors in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(2) of the Securities Act and the safe harbor offering exemption provided by Rule 506 and Regulation S promulgated under the Securities Act. 5,963,636 of the Share were sold to 7 U.S. accredited investors for gross proceeds of $2,623,999.72; from which no underwriting discounts or commissions were paid. 4,044,398 of the Shares were sold to 6 non-U.S accredited investors for gross proceeds of $1,779,534.70; from which $142,362.78 was deducted as financial advisory fees paid to a non-U.S person. The Shares sold to non-U.S investors were sold in reliance on Regulation S, with each investor representing that, among other things, it is not a U.S. person within the meaning of Regulation S, with appropriate legends contained within the Offering Documents and to be placed on the Shares, and with no selling efforts made within the U.S.

Following the completion of the private placement of shares described above, the Company will, on a pro forma basis, have 31,044,940 shares of its common stock outstanding. This gives effect to: (i) the surrender for cancellation of approximately 7.7 million shares held primarily by the Company’s directors and officers; (ii) the issuance of 500,000 shares to a financial advisor; and (iii) the issuance of 2,272,728 shares of common stock sold in a private placement transaction by the Company during October 2005 at a purchase price of $.44 per share.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

10.1	Confidential Private Placement Memorandum dated November 1, 2005 (including Form of Registration Rights Provisions and Subscription Agreement)

Safe Harbor Statement

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding future operating performance, events, trends and plans. We have based these forward-looking statements on our current expectations, projections and assumptions about future events. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that, if not realized, may that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. While it is impossible to identify all of the factors that may cause our actual operating performance, events, trends or plans to differ materially from those set forth in such forward-looking statements, such factors include the inherent risks associated with: (i) our ability to complete a pending acquisition on terms similar to those set forth in a previously disclosed letter of intent, or otherwise, with the recognition that closing is subject to customary closing conditions, certain of which may be beyond our control; (ii) our ability to secure the necessary level of financing to complete the acquisition, whether on terms we believe are commercially reasonable, or otherwise; (iii) our expectation that we will be able to secure proceeds from a debt facility that will facilitate our ability to complete the planned acquisition, although the facility has not yet been finalized; (iv) our assumption that the post closing level of operations of the company to be acquired will be consistent with its level of historic operations; (v) our belief that the transaction will constitute a platform acquisition under our business strategy; and (vi) our ability, assuming we complete our initial acquisition, to use this acquisition as a “platform” upon which we can build a profitable global transportation and supply chain management company, which itself relies upon securing significant additional funding, as to which we have no present assurances. We undertake no obligation to publicly release the result of any revision of these forward-looking statements to reflect events or circumstances after the date they are made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIANT LOGISTICS, INC.

Date: December 27, 2005	By:	/s/ Bohn H. Crain
Bohn H. Crain , CEO

Exhibit Index

10.1 Confidential Private Placement Memorandum dated November 1, 2005 (including Form of Registration Rights Provisions and Subscription Agreement)